1 November 6th 2017 Third Quarter 2017 Financial Highlights

2 SAFE HARBOR This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding TrueCar, Inc.’s (“TrueCar”) future growth potential and opportunities, outlook for the fourth quarter and full year 2017, planned product offerings, including research and discovery, digital retailing and the expansion of TrueCar Trade, future financial results, including expectations regarding future revenue and adjusted EBITDA, business strategy, plans and objectives are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions that may prove incorrect, any of which could cause TrueCar’s results to differ materially from those expressed or implied by such forward-looking statements. Among the risks and uncertainties that could cause TrueCar’s results to differ materially from those expressed or implied by such forward-looking statements include: the ability to maintain and improve TrueCar’s relationship with, and perception among, car dealerships and grow the network of Certified Dealers, on an overall basis, among dealers representing high volume brands and in important geographies, as well as the ability to grow the revenue TrueCar derives from car manufacturer incentive programs; dependence upon affinity group marketing partners, especially USAA; compliance with U.S. federal and state laws and regulations directly or indirectly applicable to TrueCar's business; the ability to scale and compete effectively in an increasingly competitive market and to grow and enhance TrueCar's brand; the ability to increase revenue from dealers on the subscription pricing model; the successful improvement of TrueCar's technology infrastructure; macro-economic issues that affect the automobile industry; the ability to attract, retain, and integrate qualified personnel, including recently hired members of management and the hiring of additional personnel in our technology and dealer teams; the ability to successfully resolve litigation to which TrueCar is subject; and other risks and uncertainties described more fully under the heading “Risk Factors” in TrueCar’s annual report on Form 10-K for the year ended December 31, 2016 and its subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and its report on Form 10-Q for the quarter ended September 30, 2017 to be filed with the SEC. Moreover, TrueCar operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for TrueCar management to predict all risks, nor can management assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements TrueCar may make. All forward- looking statements in this presentation are based on information available to TrueCar’s management as of the date hereof, and except as required by law, management assumes no obligation to update these forward-looking statements, which speak only as of the date hereof. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is set forth in the Appendix to this presentation.

3 Q3 2017 HIGHLIGHTS  Third quarter total revenue up 10% from a year ago to $82.4 million  Total dealer count at an all-time high of 15,224 dealers, up 15% year-over-year  Total franchise dealer count(1) of 12,286 dealers, up 14% year-over-year  Franchise revenue per franchise dealer of $5,319  Total independent dealer count of 2,938 dealers, up 16% year-over-year  Independent revenue per independent dealer of $2,852  TrueCar users purchased 253,527 units from TrueCar Certified Dealers, up 15% year-over-year  TrueCar branded channel units of 108,376, up 12% year-over-year  Other Partners units of 80,310, up 45% year-over-year  USAA units of 64,841, down (5%) year-over-year  Adjusted EBITDA(2) of $8.0 million representing an Adjusted EBITDA margin(3) of 9.7%  New Car Market Share of 4.6%, up 19% year-over-year (1) Note that this number excludes Genesis franchises on our program due to Hyundai’s transition of Genesis to a stand-alone brand. In order to facilitate period over period comparisons, we have continued to count each Hyundai franchise that also has a Genesis franchise as one franchise dealer rather than two. (2) See reconciliation of GAAP net loss to Adjusted EBITDA on page 17. (3) Adjusted EBITDA margin is a Non-GAAP financial measure, calculated as Adjusted EBITDA, divided by total revenue.

4 10,759 12,286 2,537 2,938 13,296 15,224 Q3 2017 KEY HIGHLIGHTS UNITS 221K 254K 15% Y/Y Q3 2016 Q3 2017 MARKET SHARE 19% Y/Y Q3 2016 Q3 2017 REVENUE $70M $78M $75M $82M 10% Y/Y FORECASTS, CONSULTING AND OTHER REVENUE TRANSACTION REVENUE Q3 2016 Q3 2017 DEALER COUNT 15% Y/Y Q3 2016 Q3 2017 INDEPENDENT DEALERS FRANCHISE DEALERS 16% Y/Y 14% Y/Y 3.9% 4.6%

5 56.9 50.7 48.9 51.8 58.5 57.3 57.8 61.4 65.1 4.6 4.9 5.2 5.6 6.3 6.9 7.4 8.0 8.3 5.9 3.7 3.4 4.4 5.5 5.8 5.3 7.8 4.1 5.0 4.3 4.5 4.6 4.8 4.1 5.3 4.6 4.9 $72.4 $63.6 $61.9 $66.4 $75.1 $74.1 $75.8 $81.8 $82.4 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net Franchise Revenue Net Independent Revenue OEM Incentives Revenue Forecasts, Consulting & Other Revenue 17% 22% 23% Total Revenue Y/Y: 10% 13% 18% 18% Net Franchise Revenue Y/Y: 11% (1) Note: Transaction Revenue represents the sum of Net Franchise Revenue, Net Independent Revenue and OEM Incentives Revenue REVENUE ($ in millions) 2017 2015 2016 (4%) 20% 1% Other Revenue Y/Y: 2% 57% 57% 76% OEM Incentives Revenue Y/Y: (25%) (1) 40% 42% 43% Net Independent Revenue Y/Y: 31% (1)

6 8,702 9,094 9,281 10,135 10,759 11,151 11,734 12,204 12,286 $6,324 $5,695 $5,320 $5,336 $5,600 $5,230 $5,049 $5,128 $5,319 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Franchise Dealer Count Franchise Revenue Per Franchise Dealer (period avg.) FRANCHISE DEALER OVERVIEW 23% 26% 20% 14% (8%) (5%) (4%) (5%) Note: Represents Franchise Dealer count only. This number excludes Genesis franchises on our program that were spun off from Hyundai. In order to facilitate period over period comparisons, we have continued to count each Hyundai franchise that also has a Genesis franchise as one franchise dealer rather than two. Non-Franchise Dealer count was 2,938 for Q3 2017, bringing the network of TrueCar Certified Dealers to 15,224. Franchise Dealer Count Y/Y: Franchise Revenue/Dealer Y/Y: 4% 5% 4% 1% (7%) (3%) 2% 4% Franchise Dealer Count Q/Q: Franchise Revenue/Dealer Q/Q: 2017 2015 2016

7 2,007 2,082 2,321 2,534 2,537 2,597 2,716 2,860 2,938 $2,422 $2,415 $2,354 $2,302 $2,492 $2,689 $2,778 $2,865 $2,852 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Independent Dealer Count Independent Revenue Per Independent Dealer (period avg.) INDEPENDENT DEALER OVERVIEW 2017 2015 2016 25% 17% 13% 16% 11% 18% 24% 14% 2% 5% 5% 3% 8% 3% 3% (0%) Independent Dealer Count Y/Y: Independent Revenue/Dealer Y/Y: Independent Dealer Count Q/Q: Independent Revenue/Dealer Q/Q:

8 TRAFFIC 6.6 5.9 6.7 6.7 7.6 7.0 7.3 7.2 7.7 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 (millions) AVERAGE MONTHLY UNIQUE VISITORS 19% 10% 8% 1% 2017 2015 2016 Y/Y Growth:

9 208 183 175 193 221 219 218 242 254 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 UNITS (thousands) Y/Y Growth: 19% 24% 26% 15% 2017 2015 2016

10 $324 $324 $328 $321 $319 $320 $324 $319 $306 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 MONETIZATION 2017 2015 2016

11 (1) See reconciliations of GAAP expenses to Non-GAAP expenses on page 18. 9.6 10.4 11.4 10.0 10.4 10.5 10.8 10.3 9.9 43.0 34.0 31.3 35.9 40.9 39.9 40.4 44.8 45.0 11.5 13.3 12.1 12.0 12.0 11.9 12.3 12.5 12.8 5.7 5.8 6.0 6.1 6.1 6.0 6.2 6.9 6.8 $69.8 $63.4 $60.8 $64.0 $69.3 $68.3 $69.7 $74.5 $74.4 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 G & A Sales & Mktg. Tech & Dev. Cost of Revenue NON-GAAP EXPENSES (1) ($ in millions) EXPENSES 2017 2015 2016

12 13.3% 16.3% 18.4% 15.1% 13.9% 14.2% 14.2% 12.5% 12.0% 59.3% 53.4% 50.7% 54.0% 54.4% 53.9% 53.4% 54.7% 54.6% 15.8% 21.0% 19.5% 18.0% 15.9% 16.1% 16.3% 15.3% 15.5% 7.9% 9.1% 9.7% 9.2% 8.1% 8.1% 8.2% 8.4% 8.2% 96.3% 99.7% 98.3% 96.3% 92.3% 92.2% 92.0% 91.0% 90.3% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 G & A Sales & Mktg. Tech & Dev. Cost of Revenue NON-GAAP EXPENSES AS A PERCENTAGE OF REVENUE (1) (1) See reconciliations of GAAP expenses to Non-GAAP expenses on page 18. 2017 2015 2016

13 (1) See reconciliation of GAAP net loss to Adjusted EBITDA on page 17. (2) Adjusted EBITDA margin is a Non-GAAP financial measure, calculated as Adjusted EBITDA, divided by total revenue. $2.7 $0.2 $1.1 $2.4 $5.8 $5.8 $6.1 $7.4 $8.0 3.7% 0.3% 1.7% 3.7% 7.7% 7.8% 8.0% 9.0% 9.7% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Adj. EBITDA Adj. EBITDA Margin % ADJUSTED EBITDA (1) ($ in millions) 2017 2015 2016 (2)

14 (1) We are unable to provide reconciliations of forward-looking Adjusted EBITDA without unreasonable effort because we are unable to provide a forward-looking estimate of certain reconciling items between GAAP net loss and Adjusted EBITDA due to uncertainty regarding, and the potential variability of, stock-based compensation due to timing, valuation and number of future employee awards, and certain litigation costs due to timing, status, and cost of litigation, both of which may have a significant impact on GAAP results. Q4 2017 OUTLOOK Low High Units 240K 245K Revenue $81M $83M Adjusted EBITDA (1) $6M $7M

15 2017 OUTLOOK Low High Units 953K 958K Revenue $321M $323M Adjusted EBITDA (1) $27.4M $28.4M (1) We are unable to provide reconciliations of forward-looking Adjusted EBITDA without unreasonable effort because we are unable to provide a forward-looking estimate of certain reconciling items between GAAP net loss and Adjusted EBITDA due to uncertainty regarding, and the potential variability of, stock-based compensation due to timing, valuation and number of future employee awards, and certain litigation costs due to timing, status, and cost of litigation, both of which may have a significant impact on GAAP results.

16 2CONFIDENTIAL Leadership4Clock4Tower APPENDIX

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (Unaudited)

(In thousands, except per share data)	3 Months Ended				3 Months Ended				3 Months Ended		
	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017
Reconciliation of Net Loss to Adjusted EBITDA:											
Net loss	$ (11,623)	$ (14,739)	$ (11,105)	$ (27,444)	$ (11,667)	$ (14,655)	$ (7,436)	$ (7,950)	$ (6,795)	$ (8,060)	$ (9,519)
Interest income	(20)	(24)	(27)	(36)	(93)	(102)	(91)	(90)	(133)	(249)	(402)
Interest expense	45	118	159	121	608	632	645	645	649	652	654
Depreciation and amortization	3,925	4,119	4,477	5,125	5,904	5,868	6,035	5,538	6,084	5,668	5,765
Stock-based compensation [(1)]	9,453	9,167	7,531	16,412	5,892	5,900	6,241	6,706	5,907	6,846	9,908
Warrant expense	(147)	(333)	(308)	(15)	-	-	13	33	-	-	-
Certain litigation costs [(2)]	2,443	2,119	1,180	429	272	150	193	345	350	2,299	1,491
Severance charges [(3)]	-	-	571	3,161	-	1,783	-	-	-	-	-
Lease exit costs [(4)]	-	-	-	2,232	-	2,684	-	381	(133)	-	-
Provision for income taxes	209	50	173	174	136	170	191	158	121	201	121
Adjusted EBITDA	**$ 4,285**	**$ 477**	**$ 2,651**	**$ 159**	**$ 1,052**	**$ 2,430**	**$ 5,791**	**$ 5,766**	**$ 6,050**	**$ 7,357**	**$ 8,018**

(1) Includes stock-based compensation of $10.7 million incurred in the fourth quarter of 2015 related to the departure of certain executives.

(2) The excluded amounts relate to legal costs incurred in connection with complaints filed by non-TrueCar dealers and the California New Car Dealers Association against TrueCar, and securities and consumer class action lawsuits. We believe the exclusion of these costs is appropriate to facilitate comparisons of our core operating performance on a period-to-period basis. Based on the nature of the specific claims underlying the excluded litigation matters, once these matters are resolved, we do not believe our operations are likely to entail defending against the types of claims raised by these matters. We expect the cost of defending these claims to continue to be significant pending resolution.

(3) We incurred $1.3 million in severance costs in the second quarter of 2016 related to a reorganization of our product and technology teams to better align our resources with business objectives as we transition from multiple software platforms to a unified architecture. In addition, we incurred severance costs of $0.5 million related to an executive who terminated during the second quarter of 2016. Furthermore, we incurred severance costs for four executive-level employees who terminated in the third quarter of 2015. We believe excluding the impacts of these terminations is consistent with our use of Adjusted EBITDA and Non-GAAP net income (loss) as we do not believe they are useful indicators of ongoing operating results.

(4) Represents updated estimates to our lease termination costs associated with the consolidation of the Company's office locations in Santa Monica, California in December 2015. We believe that their exclusion is appropriate to facilitate period-to-period operating performance comparisons.

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RECONCILIATION OF GAAP EXPENSES TO NON-GAAP EXPENSES (Unaudited)

(In thousands, except per share data)	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017
	3 Months Ended				3 Months Ended				3 Months Ended		
Reconciliation of GAAP Expenses to Non-GAAP Expenses:											
Cost of revenue, as reported	5,791	5,927	5,952	5,987	6,225	6,365	6,320	6,257	6,392	7,130	7,088
Stock-based compensation (1)	177	187	217	211	222	233	256	249	203	233	339
Non-GAAP cost of revenue	$ 5,614	$ 5,740	$ 5,735	$ 5,776	$ 6,003	$ 6,132	$ 6,064	$ 6,008	$ 6,189	$ 6,897	$ 6,749
Sales and marketing, as reported	31,709	40,457	43,969	34,867	32,111	38,129	42,557	41,609	42,182	46,933	48,383
Stock-based compensation (1)	1,390	1,218	1,131	754	763	1,736	1,655	1,683	1,745	2,160	3,358
Warrant expense	(147)	(333)	(308)	(15)	-	-	13	33	-	-	-
Severance charges (2)	-	-	185	171	-	508	-	-	-	-	-
Non-GAAP sales and marketing	$ 30,466	$ 39,572	$ 42,961	$ 33,957	$ 31,348	$ 35,885	$ 40,889	$ 39,893	$ 40,437	$ 44,773	$ 45,025
Technology and development, as reported	9,760	10,979	12,340	14,942	13,140	14,022	13,153	13,265	13,629	14,131	15,357
Stock-based compensation (1)	926	1,227	889	1,252	1,079	746	1,200	1,373	1,298	1,600	2,598
Severance charges (2)	-	-	-	366	-	1,304	-	-	-	-	-
Non-GAAP technology and development	$ 8,834	$ 9,752	$ 11,451	$ 13,324	$ 12,061	$ 11,972	$ 11,953	$ 11,892	$ 12,331	$ 12,531	$ 12,759
General and administrative, as reported	18,769	18,407	16,467	29,851	15,496	15,998	13,765	14,649	13,628	15,413	14,993
Stock-based compensation (1)	6,960	6,535	5,294	14,195	3,828	3,185	3,130	3,401	2,661	2,853	3,613
Certain litigation costs (3)	2,443	2,119	1,180	429	272	150	193	345	350	2,299	1,491
Severance charges (2)	-	-	386	2,623	-	(29)	-	-	-	-	-
Lease exit costs (4)	-	-	-	2,232	-	2,684	-	381	(133)	-	-
Non-GAAP general and administrative	$ 9,366	$ 9,753	$ 9,607	$ 10,372	$ 11,396	$ 10,008	$ 10,442	$ 10,522	$ 10,750	$ 10,261	$ 9,889

(1) Includes stock-based compensation of $10.7 million incurred in the fourth quarter of 2015 related to the departure of certain executives.

(2) We incurred $1.3 million in severance costs in the second quarter of 2016 related to a reorganization of our product and technology teams to better align our resources with business objectives as we transition from multiple software platforms to a unified architecture. In addition, we incurred severance costs of $0.5 million related to an executive who terminated during the second quarter of 2016. Furthermore, we incurred severance costs for four executive-level employees who terminated in the third quarter of 2015. We believe excluding the impacts of these terminations is consistent with our use of Adjusted EBITDA and Non-GAAP net income (loss) as we do not believe they are useful indicators of ongoing operating results.

(3) The excluded amounts relate to legal costs incurred in connection with complaints filed by non-TrueCar dealers and the California New Car Dealers Association against TrueCar, and securities and consumer class action lawsuits. We believe the exclusion of these costs is appropriate to facilitate comparisons of our core operating performance on a period-to-period basis. Based on the nature of the specific claims underlying the excluded litigation matters, once these matters are resolved, we do not believe our operations are likely to entail defending against the types of claims raised by these matters. We expect the cost of defending these claims to continue to be significant pending resolution.

(4) Represents updated estimates to our lease termination costs associated with the consolidation of the Company's office locations in Santa Monica, California in December 2015. We believe that their exclusion is appropriate to facilitate period-to-period operating performance comparisons.

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RECONCILIATION OF NET LOSS TO NON-GAAP NET INCOME (LOSS) (Unaudited)

(In thousands, except per share data)	3 Months Ended Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	3 Months Ended Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	3 Months Ended Mar 31, 2017	Jun 30, 2017	Sep 30, 2017
Reconciliation of GAAP Net Loss to Non-GAAP Net Income (Loss):											
Net loss, as reported	$ (11,623)	$ (14,739)	$ (11,105)	$ (27,444)	$ (11,667)	$ (14,655)	$ (7,436)	$ (7,950)	$ (6,795)	$ (8,060)	$ (9,519)
Stock-based compensation (1)	9,453	9,167	7,531	16,412	5,892	5,900	6,241	6,706	5,907	6,846	9,908
Warrant expense	(147)	(333)	(308)	(15)	-	-	13	33	-	-	-
Certain litigation costs (2)	2,443	2,119	1,180	429	272	150	193	345	350	2,299	1,491
Severance charges (3)	-	-	571	3,161	-	1,783	-	-	-	-	-
Lease exit costs (4)	-	-	-	2,232	-	2,684	-	381	(133)	-	-
Non-GAAP net income (loss) (5)	**$ 126**	**$ (3,786)**	**$ (2,131)**	**$ (5,225)**	**$ (5,503)**	**$ (4,138)**	**$ (989)**	**$ (485)**	**$ (671)**	**$ 1,085**	**$ 1,880**
Basic shares for non-GAAP EPS	80,461	82,012	82,417	82,735	83,462	83,931	84,822	85,698	86,783	93,745	98,665
Diluted shares for non-GAAP EPS	92,361	82,012	82,417	82,735	83,462	83,931	84,822	85,698	86,783	103,265	105,751
Non-GAAP net income (loss) per share - basic	$ 0.00	$ (0.05)	$ (0.03)	$ (0.06)	$ (0.07)	$ (0.05)	$ (0.01)	$ (0.01)	$ (0.01)	$ 0.01	$ 0.02
Non-GAAP net income (loss) per share - diluted	$ 0.00	$ (0.05)	$ (0.03)	$ (0.06)	$ (0.07)	$ (0.05)	$ (0.01)	$ (0.01)	$ (0.01)	$ 0.01	$ 0.02

(1) Includes stock-based compensation of $10.7 million incurred in the fourth quarter of 2015 related to the departure of certain executives.
(2) The excluded amounts relate to legal costs incurred in connection with complaints filed by non-TrueCar dealers and the California New Car Dealers Association against TrueCar, and securities and consumer class action lawsuits. We believe the exclusion of these costs is appropriate to facilitate comparisons of our core operating performance on a period-to-period basis. Based on the nature of the specific claims underlying the excluded litigation matters, once these matters are resolved, we do not believe our operations are likely to entail defending against the types of claims raised by these matters. We expect the cost of defending these claims to continue to be significant pending resolution.
(3) We incurred $1.3 million in severance costs in the second quarter of 2016 related to a reorganization of our product and technology teams to better align our resources with business objectives as we transition from multiple software platforms to a unified architecture. In addition, we incurred severance costs of $0.5 million related to an executive who terminated during the second quarter of 2016. Furthermore, we incurred severance costs for four executive-level employees who terminated in the third quarter of 2015. We believe excluding the impacts of these terminations is consistent with our use of Adjusted EBITDA and Non-GAAP net income (loss) as we do not believe they are useful indicators of ongoing operating results.
(4) Represents updated estimates to our lease termination costs associated with the consolidation of the Company's office locations in Santa Monica, California in December 2015. We believe that their exclusion is appropriate to facilitate period-to-period operating performance comparisons.
(5) There is no income tax impact related to the adjustments made to calculate Non-GAAP net loss because of our available net operating loss carryforwards and the full valuation allowance recorded against our net deferred tax assets for all periods shown.

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